EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Larry E. Finger, the Executive Vice President—Chief Financial Officer and Treasurer of Federal Realty Investment Trust (the “Trust”), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Report”). The undersigned hereby certifies that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Larry E. Finger
Date: March 2, 2006	NAME: TITLE:	Larry E. Finger Executive Vice President—Chief Financial Officer and Treasurer